VANGUARD/TRUSTEES'
EQUITY FUND-
U.S. PORTFOLIO

Annual Report
December 31, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION


     At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        3


                                   Report From
                                   The Adviser

                                        5


                                   Performance
                                     Summary

                                        7


                                    Portfolio
                                     Profile

                                        8


                                    Financial
                                   Statements

                                       10


                                    Report Of
                                   Independent
                                   Accountants

                                       18


                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]
JOHN C. BOGLE

[PHOTO]
JOHN J. BRENNAN



FELLOW SHAREHOLDER,


     Amid the U.S. stock market's continued bull run during 1996, Vanguard/Trustees' Equity Fund-U.S. Portfolio provided a total return of +21.3%. Our Portfolio's return outdistanced that of the average general equity mutual fund but trailed that of its primary benchmark.

     The following table compares the Portfolio's twelve-month total return (capital change plus reinvested dividends) with that of the unmanaged Standard & Poor's 500 Composite Stock Price Index--dominated by large, blue chip stocks--and the average general equity mutual fund. Our Portfolio's return is based on an increase in net asset value from $37.01 per share on December 31, 1995, to $37.08 per share on December 31, 1996, with the latter figure adjusted for dividends of $0.67 per share paid from net investment income and distributions totaling $6.78 per share paid from net realized capital gains.

-------------------------------------------------
                                  TOTAL RETURN
                                    YEAR ENDED
                                DECEMBER 31, 1996
-------------------------------------------------
Vanguard/Trustees' Equity Fund-
   U.S. Portfolio                    +21.3%
-------------------------------------------------
Average General Equity Fund          +19.5%
-------------------------------------------------
S&P 500 Index                        +23.0%
-------------------------------------------------

1996 PERFORMANCE OVERVIEW

The U.S. stock market flourished in 1996 in a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by about -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks turned in strong performances. While returns on these two groups are quite similar over long periods, they often diverge over shorter periods. In 1996, the S&P/BARRA Growth Index earned a return of +24.0%, not far ahead of the S&P/BARRA Value Index, which provided a return of +22.0%.

     While our Portfolio's sector weightings closely paralleled those of the S&P 500 Index, subpar stock selections--particularly in the health-care and technology sectors--impeded our relative performance. We should note that while technology provided the market's biggest returns, many mutual funds did not participate in that gain since the stocks of an elite group of large companies dominated the performance of the technology sector. In fact, the three largest tech stocks in the S&P 500 Index (Intel, Microsoft, and IBM) provided an astounding +94% return versus a return of +5% for the technology sector of the Russell 2000 Index of small-cap stocks.

     This large-cap bias extended to many other market segments, to the detriment of most equity funds, including ours. Indeed, the median capitalization of the S&P 500 Index was about $25 billion at year end, while the Fund's median market cap was $15 billion. While this gap slowed our return relative to the Index in 1996, most mutual funds invested more heavily than we did in stocks of smaller companies, giving us an edge over our peers.

LONG-TERM PERFORMANCE OVERVIEW

As shown in the table below, our Portfolio's performance during the past decade lagged that of the average competitor by a slim margin and that of the S&P 500 Index by a considerable margin. That said, the long-term record shown in the table obscures the performance of our current adviser, Geewax, Terker & Company, which began managing the Portfolio in April 1992. During the five-year period ended December 31, 1996--which embraces the entire tenure of Geewax, Terker--our average annual return of +14.1% bested the +13.5% return of our average competitor (though it trailed the S&P 500 Index's +15.2% return).

     Our goal, of course, is to outpace the S&P 500 Index, as well as our peers. As you know, the Index is a tough competitor for all actively managed mutual funds since it is a theoretical construct that bears none of the administrative, operating, and investment management expenses that all mutual funds incur. In this regard, our Portfolio's expense ratio provided a "wind at our backs" relative to competitors. Our expenses amounted to 0.49% of average net assets in 1996, compared with an average of about 1.34% for our competitors.

-------------------------------------------------------------
                                       TOTAL RETURN
                             10 YEARS ENDED DECEMBER 31, 1996
                             --------------------------------
                                 AVERAGE     FINAL VALUE OF
                                  ANNUAL       A $10,000
                                   RATE    INITIAL INVESTMENT
-------------------------------------------------------------
Vanguard/Trustees' Equity Fund-
   U.S. Portfolio                  +12.8%      $33,402
-------------------------------------------------------------
Average General Equity Fund        +13.1%      $34,194
-------------------------------------------------------------
S&P 500 Index                      +15.3%      $41,491
-------------------------------------------------------------

     We should emphasize that future returns from the stock market may be lower than those of the past decade, which was an unusually bountiful era for stocks. Indeed, with stock prices at high levels based on several valuation measures, there is ample reason to expect returns to be lower in the coming decade.

IN SUMMARY

Volatility risk is a measure of how much an investment may fluctuate in value over a given period. But many investors have experienced only "upside volatility." The U.S. stock market has been rising--with only a few brief setbacks--for nearly 15 years.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of the financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.



 /s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

Chairman of the Board                                     President
January 13, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

--------------------------------------------------------------------
                                       AVERAGE ANNUALIZED RETURNS
                                     PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------
                                        1 YEAR  3 YEARS   5 YEARS
--------------------------------------------------------------------
Equity
   S&P 500 Index                         23.0%    19.7%     15.2%
   Russell 2000 Index                    16.5     13.7      15.6
   MSCI-EAFE Index                        6.4      8.6       8.5
--------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index            3.6%     6.0%      7.0%
   Lehman 10-Year Municipal
     Bond Index                           4.5      5.3       7.5
   Salomon 90-Day U.S. Treasury Bills     5.3      5.1       4.4
--------------------------------------------------------------------
Other
   Consumer Price Index                   3.3%     2.8%      2.8%
--------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

     During the second half of 1996, the U.S. Portfolio of Vanguard/Trustees' Equity Fund outperformed both the Standard & Poor's 500 Composite Stock Price Index (by 0.1%) and the Wilshire 5000 Equity Index (by 1.9%). That performance brought the Portfolio's total return for the 12 months ended December 31 to 21.3%, slightly ahead of our peers and the entire U.S. stock market as measured by the Wilshire 5000 Index, but behind the S&P 500 Index, which is dominated by large-capitalization stocks.

     Since the Portfolio has a disproportionate amount of its assets invested outside the large-cap segment of the U.S. equity market, 1996 served as a reminder of the risks inherent in our investment style. We can do an adequate job of picking good stocks and outperforming our peers, but when the largest 20% of domestic equities contribute a disproportionate amount of the returns for the year, as in 1996, an index dominated by large-cap stocks, such as the S&P 500 Index, is going to be hard to beat. Details regarding the Portfolio's performance are provided in the Message To Shareholders, which begins on page 1.

     In accordance with our investment style, we have the Portfolio invested in both value stocks and growth stocks. Our switch at the beginning of the year to large-cap technology and consumer companies helped the growth segment of the Portfolio, as predictable earnings growth and financial quality were rewarded by the marketplace during the year. We will continue during 1997 to emphasize large companies with steady earnings growth for this segment of the Portfolio because we believe that, with equities in general being, at the least, fairly valued, companies that report earnings below the market's expectations will be severely punished. However, there are also some very interesting mid- and small-cap growth companies that we will continue to own. We feel that the faster growth rates and cheaper valuations of the small-cap growth segment will make up for the increased volatility risk we are taking on. Let me emphasize, however, that we will not own small, speculative, growth stocks in this market environment. It is just too risky.

     The value component of our holdings did not fare as well as our growth component in 1996, something that was true of the market overall. The Portfolio's financial stocks did well during 1996, and we expect to continue to own stocks from this sector (currently 12% of the Portfolio). We have added to our auto and energy holdings as business fundamentals continue to improve in these sectors. We have underweighted the electric-utility and telephone industries, as these segments have not shown the same degree of improvement in business conditions. During 1996, the telephone segment was by far the biggest factor in our underperformance relative to the S&P 500 Index. As the earnings on telephone stocks have not shown a marked turnaround, we will avoid most of this industry for the time being. Even more than our growth component, our value component has a mid-cap bias

        INVESTMENT PHILOSOPHY

        The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified group of stocks, of which 50% to 70% are selected for their exceptional "value" characteristics and the balance for their above-average prospects for growth. In addition, stocks are analyzed before selection to eliminate those that are illiquid, of dubious financial strength, or subject to negative investor sentiment.

(except for our holdings of automotive and international oil companies). In assessing value stocks, we have also placed a greater emphasis on current earnings and multiples than on asset values and book values because we believe that the market will reward good earnings going forward.

     Although 1996 was only an average year for the Portfolio in relation to its comparative benchmarks, the second half of the year provided strong indications that the Portfolio as now situated will be rewarded by the marketplace. High-quality companies with steady earnings growth are seeing their price/earnings multiples expand at the expense of more speculative growth stocks; value companies with lower P/E multiples that have some earnings visibility are doing better than their lower-multiple brethren with disappointing earnings. The U.S. Portfolio is situated to take advantage of these trends and will be so for the foreseeable future. Likewise, we will continue to emphasize individual stocks, irrespective of the industry they represent. We will also continue to own attractively valued stocks both within and outside the S&P 500 Index.

     We remain optimistic about the Portfolio's holdings and appreciate your continued loyalty.

John J. Geewax
Geewax, Terker & Company

January 13, 1997

PERFORMANCE SUMMARY: TRUSTEES' EQUITY FUND-U.S. PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 1/31/80-12/31/96
-----------------------------------------------------
       TRUSTEES' EQUITY FUND-U.S. PORTFOLIO   S&P 500
FISCAL      CAPITAL   INCOME      TOTAL        TOTAL
YEAR        RETURN    RETURN     RETURN       RETURN
-----------------------------------------------------
1980         11.2%      6.2%      17.4%        24.6%
1981          3.6       6.7       10.3         -4.9
1982         17.4       7.4       24.8         21.5
1983         23.9       5.2       29.1         22.5
1984         -7.4       4.5       -2.9          6.3
1985         15.4       5.1       20.5         31.8
1986         11.3       4.0       15.3         18.7
1987         -0.3       2.0        1.7          5.3
1988         20.1       4.5       24.6         16.6
1989         13.8%      3.4%      17.2%        31.7%
1990        -12.4       4.1       -8.3         -3.1
1991         23.1       3.5       26.6         30.5
1992          3.9       2.6        6.5          7.6
1993         15.6       1.6       17.2         10.1
1994         -5.0       1.1       -3.9          1.3
1995         30.9       2.3       33.2         37.6
1996         19.3       2.0       21.3         23.0
-----------------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: 12/31/86-12/31/96
-------------------------------------------------------------------------------
                                 GEEWAX, TERKER
                                BECOMES ADVISER

CUMULATIVE PERFORMANCE 10 YR GRAPH - PORTFOLIO/ BENCHMARK - VANGUARD/TRUSTEES' EQUITY FUND U.S. PORTFOLIO
         TRUSTEES'-U.S. PORTFOLIO        LIPPER GENERAL EQUITY   STANDARD & POOR'S 500 INDEX
1986  12           10000                         10000                     10000
1987  03           12292                         11922                     12136
1987  06           12930                         12109                     12745
1987  09           13860                         12722                     13587
1987  12           10168                         10050                     10526
1988  03           11587                         10868                     11126
1988  06           12444                         11465                     11867
1988  09           12495                         11417                     11907
1988  12           12674                         11501                     12275
1989  03           14009                         12329                     13145
1989  06           14508                         13236                     14305
1989  09           15885                         14528                     15837
1989  12           14857                         14260                     16164
1990  03           14310                         13972                     15678
1990  06           14843                         14793                     16664
1990  09           12513                         12537                     14374
1990  12           13620                         13366                     15662
1991  03           15440                         15701                     17937
1991  06           15134                         15557                     17896
1991  09           15863                         16864                     18853
1991  12           17238                         18126                     20434
1992  03           16792                         18065                     19918
1992  06           16738                         17581                     20296
1992  09           16942                         18254                     20936
1992  12           18351                         19737                     21991
1993  03           19670                         20372                     22951
1993  06           20486                         20644                     23063
1993  09           21976                         21928                     23659
1993  12           21515                         22206                     24207
1994  03           21278                         21478                     23289
1994  06           20171                         20956                     23387
1994  09           21174                         22321                     24530
1994  12           20673                         21833                     24527
1995  03           22401                         23403                     26915
1995  06           24356                         25541                     29484
1995  09           26765                         28010                     31827
1995  12           27538                         28619                     33743
1996  03           28914                         30133                     35554
1996  06           29873                         31656                     37150
1996  09           30861                         32744                     38298
1996  12           33402                         34194                     41491
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 1996
                                --------------------------------    FINAL VALUE OF A
                                  1 YEAR    5 YEARS   10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------
TRUSTEES' EQUITY FUND-
   U.S. PORTFOLIO                 21.30%     14.14%     12.82%          $33,402
AVERAGE GENERAL EQUITY FUND       19.48      13.54      13.08            34,194
S&P 500 INDEX                     22.96      15.22      15.29            41,491
---------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
-------------------------------------------------------------------------------------------
                                                                          10 YEARS
                               INCEPTION                          -------------------------
                                 DATE       1 YEAR     5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
Trustees' Equity Fund-
   U.S. Portfolio               1/31/80     21.30%      14.14%     10.10%   2.72%  12.82%
-------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
--------------------------------------------
                   U.S. PORTFOLIO   S&P 500
--------------------------------------------
Number of Stocks              288       500
Median Market Cap          $15.4B    $24.5B
Price/Earnings Ratio        19.1x     19.6x
Price/Book Ratio             3.8x      3.4x
Yield                        1.5%      2.0%
Return on Equity            21.3%     19.6%
Earnings Growth Rate        18.5%     13.5%
Foreign Holdings             0.1%      3.7%
Turnover Rate                114%        --
Expense Ratio               0.49%        --
Cash Reserves                0.9%        --


VOLATILITY MEASURES
--------------------------------------------
                    U.S. PORTFOLIO   S&P 500
--------------------------------------------
R-Squared                     0.87      1.00
Beta                          1.03      1.00

INVESTMENT FOCUS
--------------------------------------------
[FIGURE]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Philip Morris Cos., Inc.                3.2%
Exxon Corp.                             2.9
Merck & Co., Inc.                       2.5
Intel Corp.                             2.1
Microsoft Corp.                         2.1
International Business Machines Corp.   2.0
American Home Products Corp.            1.7
PepsiCo, Inc.                           1.7
E.I. du Pont de Nemours & Co.           1.6
GTE Corp.                               1.3
--------------------------------------------
Top Ten                                21.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------
                                               DECEMBER 31, 1995       DECEMBER 31, 1996
                                               ---------------------------------------------
                                                U.S. PORTFOLIO    U.S. PORTFOLIO     S&P 500
--------------------------------------------------------------------------------------------
Basic Materials ............................         7.5%               6.2%           6.2%
Capital Goods & Construction ...............         7.2                7.1            8.4
Consumer Cyclical  .........................         8.7               12.8           12.1
Consumer Staples ...........................         9.1               10.0           12.4
Energy .....................................        11.7               11.0            9.7
Financial ..................................        10.7               12.0           15.0
Health Care ................................        11.4               13.4           10.4
Technology .................................        11.4               17.7           12.1
Transport & Services .......................         3.2                1.5            1.5
Utilities ..................................        16.9                6.5            9.9
Miscellaneous ..............................         2.2                1.8            2.3
--------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside of the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]

FINANCIAL STATEMENTS
DECEMBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
TRUSTEES' EQUITY FUND-                             VALUE*
U.S. PORTFOLIO                        SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (99.1%)
BASIC MATERIALS (6.2%)
   AK Steel Holding Corp.              6,600     $   261
   Air Products & Chemicals, Inc.     12,600         871
   AMCOL International Corp.          18,400         285
   BetzDearborn Inc.                   2,000         117
   W.H. Brady Class A                 14,400         346
-  Cytec Industries, Inc.              2,000          81
   Dow Chemical Co.                    1,900         149
   E.I. du Pont de Nemours & Co.      26,300       2,482
   M.A. Hanna Co.                      2,100          46
   International Paper Co.             7,200         291
   Lubrizol Corp.                     11,700         363
   Morton International, Inc.         20,100         819
   Nucor Corp.                         6,300         321
   Oregon Steel Mills, Inc.           32,500         544
   PPG Industries, Inc.                5,000         281
   Praxair, Inc.                       8,300         383
   RPM Inc. (Ohio)                    30,100         508
   Rohm & Haas Co.                     5,000         408
   Sigma Aldrich Corp.                 4,500         281
   Terra Industries, Inc.             10,600         156
   Vulcan Materials Co.                7,700         469
   Weyerhaeuser Co.                    5,400         256
                                                  -------
                                                   9,718
                                                  -------
CAPITAL GOODS & CONSTRUCTION (7.0%)
   Baldor Electric Co.                 7,000         173
   The Boeing Co.                        289          31
   Caterpillar, Inc.                  13,400       1,008
   Cooper Industries, Inc.            13,000         548
   Danaher Corp.                       9,300         434
   Deere & Co.                        13,000         528
   Dover Corp.                        17,200         864
   Emerson Electric Co.                3,400         329
   Fluor Corp.                        11,300         709
   W.W. Grainger, Inc.                10,200         818
   Harsco Corp.                        2,200         151
   Illinois Tool Works, Inc.           7,300         583
   JLG Industries, Inc.               11,400         183
   Lafarge Corp.                      12,300         247
   Pall Corp.                         12,600         321
   Robbins & Myers, Inc.               3,000          75
   Rockwell International Corp.        6,900         420
   Safety-Kleen Corp.                 16,100         264
   Sherwin-Williams Co.                6,200         347
-  Thermo Instrument Systems, Inc.     7,000         232
   Trinity Industries, Inc.           10,600         397
   Tyco International Ltd.            17,606         931
-  UCAR International, Inc.           10,900         410
-  U.S. Filter Corp.                   8,700         276
   United Technologies Corp.           4,000         264
   WMX Technologies Inc.               4,500         147
   Wheelabrator Technologies, Inc.    24,800         403
                                                  -------
                                                  11,093
                                                  -------
CONSUMER CYCLICAL (12.7%)
-  Bed Bath & Beyond, Inc.             6,900         167
-  Blyth Industries, Inc.              5,800         265
-  CUC International, Inc.            23,500         558
   Callaway Golf Co.                  12,500         359
   Cash America International Inc.     3,539          30
   Central Newspapers Inc.             5,500         242
   Chrysler Corp.                     33,200       1,096
-  Consolidated Stores, Inc.           4,875         157


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
-  Cox Communications Class A          3,000     $    69
   Dana Corp.                          7,900         258
   The Walt Disney Co.                28,900       2,012
   Dollar General Corp.               15,700         502
-  Emmis Broadcasting Corp. Class A    4,500         144
   Ford Motor Co.                     42,300       1,348
   Gannett Co., Inc.                   2,800         210
   The Gap, Inc.                      11,000         331
   General Motors Corp.               31,400       1,750
-  GTech Holdings Corp.                2,400          77
   Harley-Davidson, Inc.               1,500          70
   Home Depot, Inc.                   16,700         837
   International Game Technology      10,600         193
   Kellwood Co.                       16,700         334
   Knight-Ridder, Inc.                 5,000         191
-  Kohls Corp.                         3,300         129
   Lancaster Colony Corp.              1,200          55
-  Lear Corp.                         11,500         393
   Leggett & Platt, Inc.              10,300         357
-  Lone Star Steakhouse & Saloon      18,700         500
   Lowe's Cos., Inc.                  11,200         398
   Mattel, Inc.                       20,275         563
   McDonald's Corp.                   17,400         787
   The McGraw-Hill Cos.               17,700         817
   Newell Co.                          7,600         240
-  Office Depot, Inc.                  5,300          94
   Pep Boys (Manny, Moe & Jack)        7,500         231
-  Price/Costco Inc.                  11,800         296
-  Promus Hotel Corp.                  7,550         224
-  Staples, Inc.                      24,300         437
   Talbots Inc.                       12,200         349
-  Tommy Hilfiger Corp.                1,400          67
-  Toys R Us, Inc.                    13,300         399
   Tribune Co.                         5,400         426
-  Viking Office Products              6,500         172
   Wal-Mart Stores, Inc.              61,100       1,398
   Warnaco Group                       8,800         261
   Wendy's International, Inc.        13,600         279
                                                  -------
                                                  20,072
                                                  -------
CONSUMER STAPLES (9.9%)
   American Stores Co.                14,100         577
   Avon Products, Inc.                 2,100         120
   Bemis Co., Inc.                    13,000         479
   CPC International, Inc.             6,000         465
   Clarcor Inc.                       10,000         221
   Colgate-Palmolive Co.              13,100       1,209
   Gillette Co.                        4,400         342
   H.J. Heinz Co.                     18,800         672
   PepsiCo, Inc.                      89,000       2,603
   Philip Morris Cos., Inc.           45,000       5,068
   Procter & Gamble Co.               12,500       1,344
   The Quaker Oats Co.                 6,500         248
   RJR Nabisco Holdings Corp.          5,500         187
-  Safeway, Inc.                      14,300         611
   Sara Lee Corp.                     10,800         402
   Sysco Corp.                        22,400         731
   UST Inc.                            4,500         146
   Wrigley, (Wm.) Jr. Co.              2,800         157
                                                  -------
                                                  15,582
                                                  -------
ENERGY (10.9%)
   Amoco Corp.                        20,500       1,650
   Baker Hughes, Inc.                  5,000         172
   Chevron Corp.                      19,500       1,266
   Dresser Industries, Inc.            3,000          93
   El Paso Natural Gas                   437          22
   Enron Corp.                        14,300         617
   Enron Oil & Gas Co.                 6,100         154
   Exxon Corp.                        47,000       4,606
-  Falcon Drilling Co., Inc.           2,000          78
-  Global Marine, Inc.                15,700         324
   Halliburton Co.                     2,000         121
   Holly Corp.                         1,000          27
   Lomak Petroleum, Inc.               5,000          86
   Mapco Inc.                          6,000         204
   Mobil Corp.                        13,100       1,601
-  Noble Drilling Corp.                2,800          56
   Phillips Petroleum Co.             22,300         987
-  Reading & Bates Corp.              14,250         378
   Texaco Inc.                        19,400       1,904
   Tidewater, Inc.                     9,300         421
   Tosco Corp.                        14,800       1,171
   TransOcean Offshore Inc.            3,700         232
   Union Texas Petroleum
    Holdings, Inc.                    17,900         401
   Vintage Petroleum, Inc.             6,000         207
-  Western Atlas Inc.                  5,900         418
                                                  -------
                                                   17,196
                                                  -------
FINANCIAL (11.9%)
   AFLAC, Inc.                         4,500         192
   AMBAC, Inc.                           500          33
   American Express Co.               13,000         735
   Bank of Boston Corp.                3,600         231
   BankAmerica Corp.                   5,700         569
   Barnett Banks, Inc.                16,500         679
   Capital One Financial Corp.         6,900         248
   Charter One Financial               2,000          84
   Chase Manhattan Corp.               4,464         398
   The Chubb Corp.                     9,000         484
   Citicorp                           19,200       1,978
   Countrywide Credit Industries, Inc. 4,500         129
   Dean Witter Discover & Co.          9,800         649
   Federal Home Loan Mortgage Corp.    4,000         441
   Federal National Mortgage Assn.    19,800         738
   Finova Group, Inc.                  1,500          96
   First American Corp. (Tenn.)        5,100         294
   First USA Inc.                     36,800       1,274
   Franklin Resources Corp.            1,100          75
   KeyCorp                            22,900       1,156
   MGIC Investment Corp.               5,500         418
   Marsh & McLennan Cos., Inc.         4,300         447
   Marshall & Ilsley Corp.             4,300         149
   Mercury Finance Co.                45,500         557
   The Money Store                     1,500          41
   NationsBank Corp.                  11,800       1,153
   Norwest Corp.                       4,000         174
   Phoenix Duff & Phelps Corp.        22,400         160
   Charles Schwab Corp.               22,300         714
   Simon DeBartolo Group, Inc.         1,700          53
-  Southern Pacific Funding Corp.      4,000         125

---------------------------------------------------------
                                                   MARKET
TRUSTEES' EQUITY FUND-                             VALUE*
U.S. PORTFOLIO                        SHARES        (000)
---------------------------------------------------------
   State Street Boston Corp.           2,800     $   181
   Student Loan Marketing Assn.       11,500       1,071
   Summit Bancorp                     16,000         700
   SunAmerica Inc.                    33,000       1,464
   Travelers Group Inc.               12,600         572
   United Asset Management Corp.      10,300         274
                                                  -------
                                                  18,736
                                                  -------
HEALTH CARE (13.3%)
   Abbott Laboratories                29,600       1,502
   American Home Products Corp.       45,000       2,638
-  Amgen, Inc.                        14,650         797
-  Boston Scientific Corp.             4,000         240
   Columbia/HCA Healthcare Corp.      39,400       1,605
   Dentsply International             11,200         532
-  Healthcare & Retirement Corp.       4,300         123
-  HealthCare Compare Corp.            1,900          81
-  HEALTHSOUTH Corp.                  15,200         587
   Hillenbrand Industries, Inc.        6,500         236
-  Lincare Holdings Inc.              15,800         648
   Medtronic, Inc.                     7,200         490
   Merck & Co., Inc.                  49,400       3,915
   Omnicare, Inc.                      3,200         103
-  OrNda Healthcorp                    2,700          79
-  Oxford Health Plan                 24,000       1,404
-  Pacificare Health Systems Inc.
    Class A                              200          16
   Pfizer, Inc.                       24,300       2,014
-  Physician Computer Network, Inc.   10,000          84
-  Quorum Health Group, Inc.          15,000         442
-  St. Jude Medical, Inc.              3,800         162
   Schering-Plough Corp.              14,000         906
-  Steris Corp.                        2,800         122
   Stryker Corp.                       2,500          75
-  Sybron International Corp.          2,800          92
-  Thermedics, Inc.                    7,500         136
   United Healthcare Corp.            18,700         841
   United States Surgical Corp.        9,700         382
-  Vencor, Inc.                        7,400         234
-  Watson Pharmaceuticals, Inc.       10,500         471
                                                  -------
                                                  20,957
                                                  -------
TECHNOLOGY (17.5%)
-  Adaptec, Inc.                       8,000         320
-  Altera Corp.                        4,700         341
-  American Power Conversion Corp.     7,000         191
-  Amphenol Corp.                      7,500         167
-  Analog Devices, Inc.               10,400         352
-  Applied Materials, Inc.            10,000         359
-  Ascend Communications, Inc.         2,500         155
-  Atmel Corp.                        11,400         378
   Automatic Data Processing, Inc.    17,700         759
-  C-Cube Microsystems, Inc.           2,100          77
-  Cabletron Systems, Inc.             7,500         249
-  Cadence Design Systems, Inc.        6,750         268
-  Checkpoint Systems, Inc.           19,900         492
-  Cisco Systems, Inc.                24,700       1,571
-  Cognos Inc.                           500          14
-  Compaq Computer Corp.              19,700       1,463
   Computer Associates
    International, Inc.               15,125         752
-  EMC Corp.                          24,600         815
-  ESS Technology, Inc.                1,000          28
   Electronic Data Systems Corp.      22,000         951
   First Data Corp.                   14,900         544
   Hewlett-Packard Co.                28,700       1,442
   Intel Corp.                        25,400       3,324
   International Business
    Machines Corp.                    20,400       3,080
-  Legato Systems, Inc.                3,900         126
-  Lexmark International Group, Inc.
    Class A                           16,100         445
-  McAfee Associates, Inc.             4,500         196
   Micron Technology Inc.             14,200         414
-  Microsoft Corp.                    39,600       3,272
   Molex, Inc.                         8,200         320
-  Oracle Corp.                       24,500       1,020
-  Parametric Technology Corp.         6,200         319
   Paychex, Inc.                       3,150         162
-  PictureTel Corp.                    5,700         147
   Pitney Bowes, Inc.                 11,100         605
-  Premisys Communications, Inc.         700          24
-  SCI Systems, Inc.                   9,200         411
-  SGS-Thomson Microelectronics
    NV ADR                             1,100          77
-  Solectron Corp.                     9,400         502
-  Tellabs, Inc.                      11,400         429
   Texas Instruments, Inc.             4,800         306
-  3 Com Corp.                         4,000         293
-  U.S. Robotics Corp.                 5,500         396
-  Western Digital Corp.                 600          34
                                                  -------
                                                  27,590
                                                  -------
TRANSPORT & SERVICES (1.5%)
   CSX Corp.                          17,500         739
   ComAir Holdings, Inc.              10,100         242
-  Newport News Shipbuilding Inc.        940          14
   Southwest Airlines Co.             10,200         226
-  UAL Corp.                           1,600         100
   Union Pacific Corp.                15,300         920
-  Wisconsin Central
    Transportation Corp.               4,000         158
                                                  -------
                                                   2,399
                                                  -------
UTILITIES (6.4%)
   AT&T Corp.                         16,700         726
   American Electric Power Co., Inc.  12,900         531
   American Water Works Co., Inc.      8,200         169
   Aquila Gas Pipeline Corp.           2,800          45
   Baltimore Gas & Electric Co.        7,600         203
   Bell Atlantic Corp.                20,600       1,334
   Brooklyn Union Gas Co.              3,200          96
   DQE Inc.                            3,000          87
   FPL Group, Inc.                    16,700         768
   GTE Corp.                          45,700       2,079
   Ipalco Enterprises, Inc.            9,600         262
   National Fuel & Gas Co.             4,100         169
   NYNEX Corp.                         7,200         347
   PP&L Resources Inc.                21,400         492
   SBC Communications Inc.            20,800       1,076
   Sprint Corp.                        9,500         379
   TECO Energy, Inc.                  13,400         323
   Unicom Corp.                       21,300         578
   UtiliCorp United, Inc.              3,000          81

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
---------------------------------------------------------
   Washington Water Power Co.          9,000     $   168
   Wisconsin Energy Corp.              8,900         239
                                                  -------
                                                  10,152
                                                  -------
MISCELLANEOUS (1.8%)
-  Access Health Marketing, Inc.       1,000          45
   Alco Standard Corp.                 2,700         139
   AlliedSignal Inc.                   4,300         288
   American Financial Group, Inc.     18,900         714
-  APAC Teleservices, Inc.               300          11
   Loews Corp.                         3,500         330
   Mark IV Industries, Inc.            7,400         167
   McKesson Corp.                      1,700          95
   Minnesota Mining &
    Manufacturing Co.                  6,500         539
   Service Corp. International         7,700         216
   Tenneco, Inc.                       4,700         212
                                                  -------
                                                   2,756
                                                  -------

---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $129,686)                               156,251
---------------------------------------------------------

                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.4%)
---------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.39%, 1/2/97
   (COST $2,267)                      $2,267       2,267
---------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
   (COST $131,953)                               158,518
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
---------------------------------------------------------
Other Assets--Notes C and F                         1,273
Liabilities--Note F                                (2,103)
                                                  -------
                                                     (830)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 4,252,316 outstanding
   shares of beneficial interest
   (unlimited authorization)                    $157,688
=========================================================

NET ASSET VALUE PER SHARE                         $37.08
=========================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
Paid in Capital                     $122,418      $28.79
Overdistributed Net
    Investment Income                    (33)       (.01)
Accumulated Net Realized Gains         8,738        2.05
Unrealized Appreciation--Note E       26,565        6.25
---------------------------------------------------------
 NET ASSETS                         $157,688      $37.08
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                    Trustees' Equity Fund-U.S. Portfolio
                                                            YEAR ENDED DECEMBER 31, 1996
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $  2,991
   Interest                                                                          155
                                                                                ---------
      Total Income                                                                 3,146
                                                                                ---------
EXPENSES
   Investment Advisory Fees--Note B
     Basic Fee                                                                       511
     Performance Adjustment                                                         (192)
   The Vanguard Group--Note C
     Management and Administrative                                                   305
     Marketing and Distribution                                                       25
   Taxes (other than income taxes)                                                    11
   Custodian Fees                                                                     30
   Auditing Fees                                                                       8
   Shareholders' Reports                                                              11
   Annual Meeting and Proxy Costs                                                      2
   Trustees' Fees and Expenses                                                         1
                                                                                ---------
      Total Expenses                                                                 712
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              2,434
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                   27,920
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         (2,268)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 28,086
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------
                                                                    Trustees' Equity Fund-
                                                                        U.S. Portfolio
                                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------
                                                                      1996          1995
                                                                     (000)         (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                       $     2,434   $     2,230
   Realized Net Gain                                                27,920        11,499
   Change in Unrealized Appreciation (Depreciation)                 (2,268)       21,505
                                                               ---------------------------
      Net Increase in Net Assets Resulting from Operations          28,086        35,234
                                                               ---------------------------
DISTRIBUTIONS
   Net Investment Income                                            (2,491)       (2,220)
   Realized Capital Gain                                           (25,106)       (3,834)
                                                               ---------------------------
      Total Distributions                                          (27,597)       (6,054)
                                                               ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           19,717        22,182
   Issued in Lieu of Cash Distributions                             26,307         5,704
   Redeemed                                                        (26,280)      (32,389)
                                                               ---------------------------
      Net Increase (Decrease) from Capital Share Transactions       19,744        (4,503)
------------------------------------------------------------------------------------------
   Total Increase                                                   20,233        24,677
------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               137,455       112,778
                                                               ---------------------------
   End of Year                                                    $157,688      $137,455
==========================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                              511           646
   Issued in Lieu of Cash Distributions                                713           160
   Redeemed                                                           (686)         (968)
                                                               ---------------------------
      Net Increase (Decrease) in Shares Outstanding                    538          (162)
==========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------
                                                                         Trustees' Equity Fund-U.S. Portfolio
                                                                                YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1996         1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $37.01       $29.09       $30.65       $28.43       $28.20
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .65          .62          .34          .43          .68
    Net Realized and Unrealized Gain (Loss) on Investments      6.87         8.96        (1.53)        4.38         1.08
                                                            ------------------------------------------------------------
        Total from Investment Operations                        7.52         9.58        (1.19)        4.81         1.76
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.67)        (.61)        (.34)        (.43)        (.67)
    Distributions from Realized Capital Gains                  (6.78)       (1.05)        (.03)       (2.16)        (.86)
                                                            ------------------------------------------------------------
        Total Distributions                                    (7.45)       (1.66)        (.37)       (2.59)       (1.53)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $37.08       $37.01       $29.09       $30.65       $28.43
========================================================================================================================

TOTAL RETURN                                                  21.30%       33.21%       -3.91%       17.24%        6.45%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $158         $137         $113         $119          $68
    Ratio of Total Expenses to Average Net Assets              0.49%        0.56%        0.73%        0.90%        0.65%
    Ratio of Net Investment Income to Average Net Assets       1.68%        1.79%        1.14%        1.43%        2.33%
    Portfolio Turnover Rate                                     114%          77%         151%         139%         209%
    Average Commission Rate Paid                              $.0534          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund-U.S. Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1998, the Portfolio pays Geewax, Terker & Company an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended December 31, 1996, the advisory fee represented an effective annual basic rate of 0.35% of the Portfolio's average net assets before a decrease of $192,000 (0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Trustees. At December 31, 1996, the Portfolio had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Portfolio's trustees and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 1996, the Portfolio purchased $162,016,000 of investment securities and sold $162,613,000 of investment securities, other than temporary cash investments.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $26,565,000, consisting of unrealized gains of $28,638,000 on securities that had risen in value since their purchase and $2,073,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at December 31, 1996, was $779,000, for which the Portfolio held cash collateral of $830,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard/Trustees' Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Trustees Equity Fund-U.S. Portfolio (the "Portfolio") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD/TRUSTEES' EQUITY FUND-U.S. PORTFOLIO

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Portfolio designates $23,476,000 as capital gain dividends (from net long-term capital gains), of which $18,226,000 was distributed to shareholders in December 1996 and $5,250,000 will be distributed in March 1997.

     For corporate shareholders, 43.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
           and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of
           The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
           Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea
           Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
           American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics,
           Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
           NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
           Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired
           Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
           Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
           Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
           of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
           each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
           Information Technology.

JAMES H. GATELY, Senior Vice President,
           Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
           Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
           Institutional.

RALPH K. PACKARD, Senior Vice President and
           Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS

   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS

   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS

   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS

   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q250-12/96